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                                  EXHIBIT 23.2

                                [KPMG Letterhead]

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
America West Airlines, Inc.:

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


/s/ KPMG LLP

Phoenix, Arizona
September 12, 2000